Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments [Abstract]
Financial Instruments

NOTE 15. FINANCIAL INSTRUMENTS

The following table provides information about the assets and liabilities not carried at fair value in our Statement of Financial Position. Consistent with ASC 825, Financial Instruments, the table excludes finance leases and non-financial assets and liabilities. Apart from certain of our borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using financial models. Realization of the fair value of these instruments depends upon market forces beyond our control, including marketplace liquidity.

	2011			2010
		Assets (liabilities)			Assets (liabilities)
December 31 (In millions)	Notional	Carrying	Estimated	Notional	Carrying	Estimated
	amount	amount (net)	fair value	amount	amount (net)	fair value
Assets
Loans	$ (a)	$250,999	$251,433	$ (a)	$267,611	$264,266
Other commercial mortgages	(a)	1,494	1,537	(a)	1,041	1,103
Loans held for sale	0	496	497	0	287	287
Other financial instruments(c)	(a)	2,071	2,534	(a)	2,103	2,511
Liabilities
Borrowings and bank deposits(b)(d)	(a)	(443,097)	(449,403)	(a)	(470,520)	(482,724)
Investment contract benefits	(a)	(3,493)	(4,240)	(a)	(3,726)	(4,264)
Guaranteed investment contracts	0	(4,226)	(4,266)	0	(5,502)	(5,524)
Insurance - credit life(e)	1,944	(106)	(88)	1,825	(103)	(69)

  These financial instruments do not have notional amounts.
  See Note 8.
  Principally cost method investments.
  Fair values exclude interest rate and currency derivatives designated as hedges of borrowings. Had they been included, the fair value of borrowings at December 31, 2011 and 2010 would have been reduced by $9,051 million and $4,298 million, respectively.
  Net of reinsurance of $2,000 million and $2,800 million at December 31, 2011 and 2010, respectively.

A description of how we estimate fair values follows.

Loans

Based on a discounted future cash flows methodology, using current market interest rate data adjusted for inherent credit risk or quoted market prices and recent transactions, if available.

Borrowings and bank deposits

Based on valuation methodologies using current market interest rate data which are comparable to market quotes adjusted for our non-performance risk.

Investment contract benefits

Based on expected future cash flows, discounted at currently offered rates for immediate annuity contracts or the income approach for single premium deferred annuities.

Guaranteed investment contracts

Based on valuation methodologies using current market interest rate data, adjusted for our non-performance risk.

All other instruments

Based on observable market transactions and/or valuation methodologies using current market interest rate data adjusted for inherent credit risk.

Assets and liabilities that are reflected in the accompanying financial statements at fair value are not included in the above disclosures; such items include cash and equivalents, investment securities and derivative financial instruments.

Additional information about certain categories in the table above follows.

Insurance – credit life

Certain insurance affiliates, primarily in Consumer, issue credit life insurance designed to pay the balance due on a loan if the borrower dies before the loan is repaid. As part of our overall risk management process, we cede to third parties a portion of this associated risk, but are not relieved of our primary obligation to policyholders.

Loan Commitments

	Notional amount
December 31 (In millions)	2011	2010

Ordinary course of business lending commitments(a)	$3,756	$3,853
Unused revolving credit lines(b)
Commercial(c)	18,757	21,314
Consumer - principally credit cards	257,646	227,006

  Excluded investment commitments of $2,064 million and $1,990 million as of December 31, 2011 and 2010, respectively.
  Excluded inventory financing arrangements, which may be withdrawn at our option, of $12,354 million and $12,303 million as of December 31, 2011 and 2010, respectively.
  Included commitments of $14,057 million and $16,243 million as of December 31, 2011 and 2010, respectively, associated with secured financing arrangements that could have increased to a maximum of $17,344 million and $20,268 million at December 31, 2011 and 2010, respectively, based on asset volume under the arrangement.

Derivatives and hedging

As a matter of policy, we use derivatives for risk management purposes, and we do not use derivatives for speculative purposes. A key risk management objective for our financial services businesses is to mitigate interest rate and currency risk by seeking to ensure that the characteristics of the debt match the assets they are funding. If the form (fixed versus floating) and currency denomination of the debt we issue do not match the related assets, we typically execute derivatives to adjust the nature and tenor of funding to meet this objective. The determination of whether we enter into a derivative transaction or issue debt directly to achieve this objective depends on a number of factors, including market related factors that affect the type of debt we can issue.

The notional amounts of derivative contracts represent the basis upon which interest and other payments are calculated and are reported gross, except for offsetting foreign currency forward contracts that are executed in order to manage our currency risk of net investment in foreign subsidiaries. Of the outstanding notional amount of $298,000 million, approximately 98% or $292,000 million, is associated with reducing or eliminating the interest rate, currency or market risk between financial assets and liabilities in our financial services businesses. The remaining derivative activities primarily relate to hedging against adverse changes in currency exchange rates and commodity prices related to anticipated sales and purchases and contracts containing certain clauses which meet the accounting definition of a derivative. The instruments used in these activities are designated as hedges when practicable. When we are not able to apply hedge accounting, or when the derivative and the hedged item are both recorded in earnings currently, the derivatives are deemed economic hedges and hedge accounting is not applied. This most frequently occurs when we hedge a recognized foreign currency transaction (e.g., a receivable or payable) with a derivative. Since the effects of changes in exchange rates are reflected currently in earnings for both the derivative and the transaction, the economic hedge does not require hedge accounting.

The following table provides information about the fair value of our derivatives by contract type, separating those accounted for as hedges and those that are not.

	At December 31, 2011		At December 31, 2010
	Fair value		Fair value
(In millions)	Assets	Liabilities	Assets	Liabilities

Derivatives accounted for as hedges
Interest rate contracts	$9,445	$1,049	$5,959	$2,675
Currency exchange contracts	4,159	3,088	2,915	2,422
Other contracts	0	0	0	0
	13,604	4,137	8,874	5,097

Derivatives not accounted for as hedges
Interest rate contracts	314	241	294	552
Currency exchange contracts	1,001	123	1,281	653
Other contracts	71	22	274	50
	1,386	386	1,849	1,255

Netting adjustments(a)	(3,009)	(2,998)	(3,646)	(3,637)

Cash collateral(b)(c)	(2,310)	(1,027)	(2,043)	(1,385)

Total	$9,671	$498	$5,034	$1,330

Derivatives are classified in the captions “Other assets” and “Other liabilities” in our financial statements.

  The netting of derivative receivables and payables is permitted when a legally enforceable master netting agreement exists. Amounts included fair value adjustments related to our own and counterparty non-performance risk. At December 31, 2011 and 2010, the cumulative adjustment for non-performance risk was a loss of $11 million and $9 million, respectively.
  Excludes excess collateralization of $579 million at December 31, 2011 and an insignificant amount at December 31, 2010.
  Excludes securities pledged to us as collateral of $10,346 million and $5,335 million at December 31, 2011 and 2010, respectively.

Fair value hedges

We use interest rate and currency exchange derivatives to hedge the fair value effects of interest rate and currency exchange rate changes on local and non-functional currency denominated fixed-rate debt. For relationships designated as fair value hedges, changes in fair value of the derivatives are recorded in earnings within interest along with offsetting adjustments to the carrying amount of the hedged debt. The following table provides information about the earnings effects of our fair value hedging relationships for the years ended December 31, 2011 and 2010.

	Year ended December 31,		Year ended December 31,
	2011		2010
(In millions)	Gain (loss)	Gain (loss)	Gain (loss)	Gain (loss)
	on hedging	on hedged	on hedging	on hedged
	derivatives	items	derivatives	items

Interest rate contracts	$5,888	$(6,322)	$2,387	$(2,924)
Currency exchange contracts	119	(144)	47	(60)

Fair value hedges resulted in $(459) million and $(550) million of ineffectiveness in 2011 and 2010, respectively. In both 2011 and 2010, there were insignificant amounts excluded from the assessment of effectiveness.

Cash flow hedges

We use interest rate, currency exchange and commodity derivatives to reduce the variability of expected future cash flows associated with variable rate borrowings and commercial purchase and sale transactions, including commodities. For derivatives that are designated in a cash flow hedging relationship, the effective portion of the change in fair value of the derivative is reported as a component of AOCI and reclassified into earnings contemporaneously and in the same caption with the earnings effects of the hedged transaction.

The following table provides information about the amounts recorded in AOCI, as well as the gain (loss) recorded in earnings, primarily in interest, when reclassified out of AOCI, for the years ended December 31, 2011 and 2010.

	Gain (loss) recognized		Gain (loss) reclassified from
	in AOCI for		AOCI into earnings for
	the year ended December 31,		the year ended December 31,
(In millions)	2011	2010	2011	2010

Cash flow hedges
Interest rate contracts	$(302)	$(571)	$(821)	$(1,352)
Currency exchange contracts	(338)	(413)	(487)	(380)
Commodity contracts	0	5	0	0
Total	$(640)	$(979)	$(1,308)	$(1,732)

The total pre-tax amount in AOCI related to cash flow hedges of forecasted transactions was a $1,314 million loss at December 31, 2011. We expect to transfer $615 million to earnings as an expense in the next 12 months contemporaneously with the earnings effects of the related forecasted transactions. In 2011, we recognized insignificant gains and losses related to hedged forecasted transactions and firm commitments that did not occur by the end of the originally specified period. At December 31, 2011 and 2010, the maximum term of derivative instruments that hedge forecasted transactions was 21 years and 22 years, respectively.

For cash flow hedges, the amount of ineffectiveness in the hedging relationship and amount of the changes in fair value of the derivatives that are not included in the measurement of ineffectiveness are both reflected in earnings each reporting period. These amounts are primarily reported in revenues from services and totaled $31 million and $16 million for the years ended December 31, 2011 and 2010, respectively.

Net investment hedges in foreign operations

We use currency exchange derivatives to protect our net investments in global operations conducted in non-U.S. dollar currencies. For derivatives that are designated as hedges of net investment in a foreign operation, we assess effectiveness based on changes in spot currency exchange rates. Changes in spot rates on the derivative are recorded as a component of AOCI until such time as the foreign entity is substantially liquidated or sold. The change in fair value of the forward points, which reflects the interest rate differential between the two countries on the derivative, is excluded from the effectiveness assessment.

The following table provides information about the amounts recorded in AOCI for the years ended December 31, 2011 and 2010, as well as the gain (loss) recorded in revenues from services when reclassified out of AOCI.

	Gain (loss) recognized		Gain (loss) reclassified
	in CTA for the year ended December 31,		from CTA for the year ended December 31,
(In millions)	2011	2010	2011	2010

Net investment hedges
Currency exchange contracts	$1,232	$(2,023)	$(716)	$56

The amounts related to the change in the fair value of the forward points that are excluded from the measure of effectiveness were $(1,345) million and $(906) million for the years ended December 31, 2011 and 2010, respectively, and are recorded in interest.

Free-standing derivatives

Changes in the fair value of derivatives that are not designated as hedges are recorded in earnings each period. As discussed above, these derivatives are typically entered into as economic hedges of changes in interest rates, currency exchange rates, commodity prices and other risks. Gains or losses related to the derivative are typically recorded in revenues from services based on our accounting policy. In general, the earnings effects of the item that represent the economic risk exposure are recorded in the same caption as the derivative. Losses for the year ended December 31, 2011 on derivatives not designated as hedges were $(667) million composed of amounts related to interest rate contracts of $(25) million, currency exchange contracts of $(666) million, and other derivatives of $24 million. These losses were more than offset by the earnings effects from the underlying items that were economically hedged. Losses for the year ended December 31, 2010 on derivatives not designated as hedges, without considering the offsetting earnings effects from the item representing the economic risk exposure, were $(533) million composed of amounts related to interest rate contracts of $209 million, currency exchange contracts of $(763) million, and other derivatives of $21 million.

Counterparty credit risk

Fair values of our derivatives can change significantly from period to period based on, among other factors, market movements and changes in our positions. We manage counterparty credit risk (the risk that counterparties will default and not make payments to us according to the terms of our agreements) on an individual counterparty basis. Where we have agreed to netting of derivative exposures with a counterparty, we net our exposures with that counterparty and apply the value of collateral posted to us to determine the exposure. We actively monitor these net exposures against defined limits and take appropriate actions in response, including requiring additional collateral.

As discussed above, we have provisions in certain of our master agreements that require counterparties to post collateral (typically, cash or U.S. Treasuries) when our receivable due from the counterparty, measured at current market value, exceeds a specified limit. At December 31, 2011, our exposure to counterparties, including interest due, net of collateral we hold, was $802 million. The fair value of such collateral was $12,679 million, of which $2,333 million was cash and $10,346 million was in the form of securities held by a custodian for our benefit. Under certain of these same agreements, we post collateral to our counterparties for our derivative obligations, the fair value of which was $1,111 million at December 31, 2011.

Additionally, our master agreements typically contain mutual downgrade provisions that provide the ability of each party to require termination if the long-term credit rating of the counterparty were to fall below A-/A3. In certain of these master agreements, each party also has the ability to require termination if the short-term rating of the counterparty were to fall below A-1/P-1. The net amount relating to our derivative liability subject to these provisions, after consideration of collateral posted by us, and outstanding interest payments, was $880 million at December 31, 2011.